STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000




[PHOTO OF HANDS AND PLANT]

STEIN ROE EQUITY FUNDS

GROWTH FUNDS

        MIDCAP GROWTH FUND



[STEIN ROE LOGO]
STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------

From the President................................................     1

   Stephen E. Gibson's thoughts on the equity markets and investing

Performance Summary ..............................................     2

Questions & Answers
   An interview with Portfolio Manager Steve Hayward..............     3

Fund Highlights...................................................     6

Portfolio of Investments..........................................     7

   A complete list of investments with market values

Financial Statements..............................................    10

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................    14

Financial Highlights..............................................    18

   Selected per-share data and ratios

Report of Independent Accountants.................................    19




                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am happy to report that the Liberty Midcap Growth Fund had an outstanding fiscal year ended September 30, 2000. In fact, the Fund outperformed its benchmark index, the S&P MidCap 400 Index, by approximately 12 percentage points during the period. Although midcap stocks performed well, these stocks experienced some volatility during the 12-month period. An important influence has been the performance of technology stocks, which had a terrific fourth quarter in 1999 but retreated from March through May of 2000. We believe a combination of high valuations and lower than expected net earnings contributed to the slide. Despite this pullback, the Fund benefited from the technology sector during the period.
     The domestic economy exhibited some volatility as well during the 12-month period. The Federal Reserve was concerned with the robust economy and began a series of interest rate increases. Voters began to contemplate the prospects of a new president in November, and the possibility of new health care legislation.
     And the value of the euro against the U.S. dollar continued a slide begun early in the period. Although the Fund does not invest in foreign securities, a portion of the Fund's holdings does conduct business in Europe. The fact that your Fund performed so well against this economic backdrop is even more impressive.
     Take a look at the enclosed report. Portfolio manager Steve Hayward provides more specifics about the economic, political and market factors that affected the Fund's performance. Thank you for choosing the Liberty Midcap Growth Fund and for giving us the opportunity to serve your investment needs.

   Sincerely,

/s/ Stephen E. Gibson

   Stephen E. Gibson
   President
   November 20, 2000

[PHOTO OF STEPHEN E. GIBSON]
Stephen E. Gibson

Performance Summary
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                        Period Ended September 30, 2000
                                                              ONE        LIFE OF
                                                              YEAR        FUND
--------------------------------------------------------------------------------
STEIN ROE MIDCAP GROWTH FUND CLASS S*                         55.83%      22.78%
Morningstar Mid-Cap Growth Category                           65.70       32.03

* The Fund's inception is 6/30/97.


Investment Comparisons
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT June 30, 1997 to September 30, 2000
--------------------------------------------------------------------------------

Liberty Midcap Growth Fund

[LINE CHART HERE]

                       Stein Roe        Morningstar         S&P
                        Midcap           Mid-Cap          MidCap 400
                      Growth Fund        Growth             Index
                       Class S          Category

7/1/97                 10000            10000              10000
                       10470            10893              10990
                       10219.8          10713.3            10976.8
9/30/97                10769.6          11420.3            11608
                       10469.1          10890.4            11103
                       10598.9          10888.3            11267.4
12/31/97               10959.3          10976.5            11704.5
                       10908.9          10929.3            11482.1
                       11888.5          11847.3            12432.9
3/31/98                12658.9          12425.5            12993.6
                       12638.6          12558.4            13231.4
                       11999.1          12003.3            12636
6/30/98                12749.1          12595.1            12715.6
                       12088.6          12149.2            12222.2
                        9529.49          9966.01            9947.65
9/30/98                10409.1          10721.4            10875.8
                       10639.1          11296.1            11848.1
                       11389.1          12154.6            12439.3
12/31/98               12629.4          13551.2            13941.9
                       12639.5          14288.4            13399.6
                       11479.2          13472.5            12697.5
3/31/99                11999.2          14385.9            13053
                       12239.2          14820.4            14081.6
                       11939.4          14590.7            14143.5
6/30/99                12908.8          15663.1            14898.8
                       12748.8          15374.9            14582.9
                       12738.6          15437.9            14084.2
9/30/99                12508            15505.8            13649
                       13028.3          16696.7            14345.1
                       14247.8          18338              15098.2
12/31/99               18024.9          21552.6            15995
                       17395.8          21136.7            15544
                       21273.3          24949.7            16632.1
3/31/00                20998.9          24730.2            18024.2
                       18359.3          22556.4            17395.1
                       16664.8          20984.2            17177.7
6/30/00                18389.6          23273.6            17430.2
                       18876.9          22568.4            17705.6
                       19760.3          25091.5            19683.3
9/30/00                19482.3          23944.8            19549.5


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on June 30, 1997, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of middle-capitalization stocks that differs from the composition of the Fund; it is not available for direct investment. Source:
Lipper Inc., Morningstar, Liberty Distributors, Inc.
The Fund's return is also compared to the average return of the funds included in the Morningstar Mid-Cap Growth Funds category average (Morningstar Average). This Morningstar Average is composed of Funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar's averages.

Questions & Answers
--------------------------------------------------------------------------------
AN INTERVIEW WITH STEVE HAYWARD, PORTFOLIO MANAGER OF LIBERTY MIDCAP GROWTH FUND

   FUND DATA
   INVESTMENT OBJECTIVE AND STRATEGY:
   Liberty Midcap Growth Fund seeks long-term growth by investing at least 65% of its assets in common stocks of mid-cap companies that the portfolio manager believes have long-term growth potential.

   FUND INCEPTION:
   June 30, 1997

   NET ASSETS:
   $66.2 million


Q: HOW DID CLASS S SHARES OF THE STEIN ROE MIDCAP GROWTH FUND PERFORM DURING FISCAL YEAR 2000?
HAYWARD: For the year ended September 30, 2000, Class S shares of the Fund delivered a total return of 55.83% compared to 43.22% for its benchmark, the Standard and Poor's (S&P) MidCap 400 Index.

Q: WHICH SECTORS CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
HAYWARD: The technology sector contributed significantly to the Fund's strong performance during the period, based on its rise in the fourth quarter of 1999. However, certain core components of the sector recently underperformed. Specifically, the wireless telecommunications companies have declined as wireless rates have increased. As a result, we sold our holdings in stocks of Allegiance Telecom and Nextlink Communications, two so-called "tower companies."
    Exposure to the financial services sector contributed to positive Fund performance during the period. Financial services companies including MGIC, Northern Trust and Raymond James Financial (2.8%, 2.7% and 1.5% of net assets, respectively) all performed well during the period. We added to positions in each, but toward the end of the quarter, we concentrated on increasing our holdings of Raymond James.
   The Fund also benefited from investments in drug companies including Forest Labs (3.5% of net assets) and Alza (3.3% of net assets), which have both performed well during the period. Finally, we increased our exposure to consumer products stocks such as Starbucks, and retail growth stocks such as Tiffany's (1.7% of net assets).

[PHOTO OF STEVE HAYWARD]
Steve Hayward

Q&A Continued
--------------------------------------------------------------------------------
Q: HAVE ANY SECTORS DETRACTED FROM THE FUND'S PERFORMANCE?
HAYWARD: The Fund was underweighted in the utility sector. Utility stocks were strong this year because investors considered them defensive in light of recent market volatility, and also because energy prices remained high. However, these stocks did not fit the Fund's profile of investing in growth companies. We do, however, own Southern Energy, Inc. (0.2% of net assets) which is a utility company that has transformed its business to take advantage of energy exchanges through the Internet. The firm's resulting trading profits have increased from $10 million for the entire year 1999, to over $40 million in the first six months of 2000.

Q: IN LIGHT OF ECONOMIC AND MARKET VOLATILITY, HAS THE FUND'S FOCUS CHANGED?
HAYWARD: We continued to emphasize investments in mid-cap stocks. We divested the majority of companies with market capitalizations above $15 billion and added companies with market capitalizations considered mid-cap, between $2-$10 billion. We continued to hold a small concentration of large-cap companies in the portfolio because we are sensitive that a subsequent sell-off could result in considerable tax implications for the Fund's shareholders.

Q: CAN YOU DESCRIBE THE ECONOMIC ENVIRONMENT DURING THE PERIOD?
HAYWARD: The economic environment during the period was mixed. The continuing weakness of the euro raised concerns among those companies selling products to Europe, so we have stayed away from companies with considerable European exposure. The Federal Reserve's (the Fed's) policy of raising interest rates to slow the economy and combat inflation, as well as uncertainty surrounding the upcoming presidential and congressional elections, caused additional concern among investors. Also, Federal Communications Commission policy on open access seemed to move from the position that cable is not controllable toward the position that it can be controlled in the same manner as phone lines. As a result, telecommunications stocks could ultimately be affected, which could dampen prospects for some of the telecommunications stocks that the Fund owns.

Q: WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE MARKETS?
HAYWARD: We look for economic growth to continue. Fears of recession have caused uncertainty among many investors, but we do not believe that such a scenario will

Q&A Continued
--------------------------------------------------------------------------------
materialize. We believe the euro may continue to fall against a rising dollar and that inflation will be a major issue only if oil prices continue to rise. If both of these situations materialize, it would not bode well for the global economy. Finally, the Fed will certainly keep an eye on interest rates, but we believe we are more likely to see interest rates decline than increase.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 9/30/00 and are subject to change. The S&P MidCap 400 Index is an unmanaged group of stocks not associated with any Liberty Fund; it is not available for direct investment.

Fund Highlights As of September 30, 2000

--------------------------------------------------------------------------------
                           Liberty Midcap Growth Fund
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------
SDL Inc                            4.7%     Forest Laboratories Inc       3.5%
Network Appliance Inc              3.8      Alza Corp                     3.3
Flextronics International Ltd      3.7      Comverse Tech                 3.3
Mercury Interactive Co             3.6      Harley Davidson               2.9
Kohl's Corp                        3.5      MGIC Inv Corp                 2.8
--------------------------------------------------------------------------------
                          EQUITY PORTFOLIO HIGHLIGHTS
                                                                     S&P MIDCAP
                                                      PORTFOLIO      400 INDEX
--------------------------------------------------------------------------------
Number of Holdings                                        51            400
Dollar Weighted
        Median Market Capitalization ($mil.)            10,008.0       3,277.5
--------------------------------------------------------------------------------

ECONOMIC SECTOR BREAKDOWN

September 30, 1999
[PIE CHART HERE]
Technology               44%
Consumer Non-Cyclical    24%
Consumer Cyclical        19%
Industrial                8%
Financial                 3%
Utilities                 2%
Energy                    0%



September 30, 2000
[PIE CHART HERE]

Technology               47%
Consumer Non-Cyclical    11%
Consumer Cyclical        17%
Industrial                4%
Financial                14%
Utilities                 2%
Energy                    5%



--------------------------------------------------------------------------------
                                ASSET ALLOCATION

September 30, 1999
[PIE CHART HERE]

Equities                         96.3%
Cash Equivalents & other          3.7%



September 30, 2000
[PIE CHART HERE]

Equities                         98.1%
Cash Equivalents & other          1.9%

Liberty MidCap Growth Fund
--------------------------------------------------------------------------------
Investment Portfolio
September 30, 2000 (In thousands)

COMMON STOCKS - 98.1%                                       SHARES         VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY PRODUCTS - 16.0%
   BROADCASTING & CABLE - 3.7%
   Univision Communications, Inc., Class A  (a)......           36       $ 1,345
   USA Networks, Inc.  (a)...........................           50         1,097
                                                                        --------
                                                                           2,442
                                                                        --------
   DEPARTMENT STORES - 3.5%
   Kohl's Corp.  (a).................................           40         2,308
                                                                        --------

   HOTELS - 2.2%
   Four Seasons Hotels, Inc..........................           20         1,464
                                                                        --------

   MOTORCYCLE MANUFACTURERS  - 3.0%
   Harley-Davidson, Inc..............................           40         1,915
                                                                        --------

   SPECIALTY STORES - 3.6%
   Bed Bath & Beyond, Inc.  (a)......................           50         1,220
   Tiffany & Co......................................           30         1,157
                                                                        --------
                                                                           2,377
                                                                        --------
CONSUMER STAPLES - 1.5%
   PACKAGED FOODS
   Suiza Foods Corp.  (a)............................           20         1,014
                                                                         -------

ENERGY - 1.9%
   OIL & GAS DRILLING
   Noble Drilling Corp.  (a).........................           25         1,256
                                                                         -------

FINANCIALS - 12.3%
   CONSUMER FINANCE - 2.4%
   Metris Companies, Inc.............................           40         1,580
                                                                        --------

   DIVERSIFIED FINANCIAL SERVICES - 3.0%
   Federated Investors, Inc. Class B.................           40           990
   Raymond James Financial, Inc......................           30           988
                                                                        --------
                                                                           1,978
                                                                        --------
   FINANCIAL INSTITUTIONS - 4.1%
   Cullen/Frost Bankers, Inc.........................           30           975
   Northern Trust Corp...............................           20         1,777
                                                                        --------
                                                                           2,752
                                                                        --------
   PROPERTY & CASUALTY INSURANCE  - 2.8%
   MGIC Investment Corp..............................           30         1,834
                                                                        --------



See notes to investment portfolio.

Liberty MidCap Growth Fund Continued
--------------------------------------------------------------------------------
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 7.4%
   BIOTECHNOLOGY - 0.7%
   PE Corp-Celera Genomics Group  (a)................            5       $   498
                                                                        --------

   PHARMACEUTICALS - 6.7%
   Alza Corp.  (a)...................................           25         2,162
   Forest Laboratories, Inc. (a).....................           20         2,294
                                                                        --------
                                                                           4,456
                                                                        --------
INDUSTRIALS - 7.2%
   DATA PROCESSING SERVICES - 1.8%
   Fiserv, Inc.  (a).................................           20         1,197
                                                                        --------

   DIVERSIFIED COMMERCIAL SERVICES - 2.2%
   Diamond Technology Partners, Inc.  (a)............           20         1,485
                                                                        --------

   ELECTRONIC EQUIPMENT - 0.9%
   Advanced Lighting Technologies, Inc. (a)..........           47           582
                                                                        --------

   EMPLOYMENT SERVICES - 2.3%
   Korn/Ferry International.  (a)....................           40         1,513
                                                                        --------

SOFTWARE & SERVICES - 9.9%
   APPLICATIONS SOFTWARE - 6.7%
   Intuit, Inc.  (a).................................           15           855
   Mercury Interactive Corp.  (a)....................           15         2,351
   Rational Software Corp.  (a)......................           15         1,041
   Vastera, Inc.  (a)................................           10           220
                                                                        --------
                                                                           4,467
                                                                        --------
   INTERNET SOFTWARE & SERVICES - 3.2%
   Certicom Corp.  (a) ..............................           10           397
   Inktomi Corp.  (a)................................           10         1,140
   SonicWall, Inc.  (a)..............................           20           570
                                                                        --------
                                                                           2,107
                                                                        --------
TECHNOLOGY HARDWARE & EQUIPMENT - 33.3%
   APPLICATIONS SOFTWARE - 3.3%
   Comverse Technology, Inc. (a).....................           20         2,160
                                                                        --------

   COMPUTER STORAGE & PERIPHERALS - 4.9%
   Cosine Communications, Inc.  (a)..................           13           694
   Network Appliance, Inc.  (a)......................           20         2,547
                                                                        --------
                                                                           3,241
                                                                        --------
   CONTRACT MANUFACTURING - 6.3%
   Jabil Circuit, Inc.  (a)..........................           30         1,703
   Flextronics International, Ltd.  (a)..............           30         2,464
                                                                        --------
                                                                           4,167
                                                                        --------
   NETWORKING EQUIPMENT - 0.7%
   Proxim, Inc.  (a).................................           10           445
                                                                        --------

See notes to investment portfolio.

Liberty MidCap Growth Fund Continued
--------------------------------------------------------------------------------
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
TECHNOLOGY HARDWARE & EQUIPMENT (CONTINUED)
   SEMICONDUCTORS - 6.2%
   Broadcom Corp., Class A  (a)......................            7       $ 1,706
   TranSwitch Corp.  (a).............................           15           956
   TriQuint Semiconductor, Inc.  (a).................           40         1,457
                                                                        --------
                                                                           4,119
                                                                        --------
   TELECOMMUNICATIONS EQUIPMENT - 11.9%
   Digital Lightwave, Inc.  (a)......................           10           726
   ONI Systems Corp.  (a)............................           15         1,295
   Research in Motion Ltd.  (a)......................           15         1,478
   SDL, Inc.  (a)....................................           10         3,080
   Scientific-Atlanta, Inc...........................           20         1,273
                                                                        --------
                                                                           7,852
                                                                        --------
TELECOMMUNICATION SERVICES - 6.0%
   WIRELESS TELECOM SERVICES
   Crown Castle International Corp.  (a).............           25           776
   Pinnacle Holdings, Inc. (a).......................           30           799
   Powertel, Inc.  (a)...............................           10           761
   Spectrasite Holding, Inc. (a).....................           40           743
   Western Wireless Corp. Class A   (a)..............           25           891
                                                                         -------
                                                                           3,970
                                                                         -------
UTILITIES - 2.6%
   ELECTRIC UTILITIES - 0.2%
   Southern Energy, Inc.  (a)........................            5           157
                                                                         -------

   GAS UTILITIES - 2.4%
   Dynegy Inc........................................           10           570
   Kinder Morgan, Inc................................           25         1,023
                                                                         -------
                                                                           1,593
                                                                         -------
TOTAL COMMON STOCKS (cost of $45,498)................                     64,929
                                                                         -------
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 0.4%                             PAR
--------------------------------------------------------------------------------

   U.S. Treasury Bond,
     7.500%, 5/15/02 (cost of $255) .................       $  250           255
                                                                         -------
TOTAL INVESTMENTS (cost of $ 45,753) (b).............                     65,184
                                                                         -------
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 1.8%
COMMERCIAL PAPER
   Associate Corp of North America
     6.700% (c), 10/2/00 ............................        1,180         1,180
                                                                         -------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET - (0.3)%...........                      (199)
                                                                         -------
NET ASSETS - 100%....................................                    $66,165
                                                                         =======
--------------------------------------------------------------------------------
NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a)      Non-incoming producing.
(b)      Cost for federal income tax is $45,807.
(c)      Rate represents yield at time of purchase.


See notes to investment portfolio.

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
September 30, 2000
(In thousands except for per share amounts and footnotes)



ASSETS
Investments at value (cost $45,753)...............                     $65,184
Short-term obligations............................                       1,180
                                                                      --------
                                                                        66,364
Cash..............................................          $ 551
Receivable for:
   Fund shares sold...............................            978
   Investments sold...............................             36
   Dividends......................................              7
   Interest.......................................              7
Expense reimbursement due from Advisor............             79        1,658
                                                         --------     --------
   Total Assets...................................                      68,022

LIABILITIES
Payable for:
   Fund shares repurchased........................            972
   Distributions..................................            462
   Investments purchased..........................            296
Accrued:
   Management fee.................................             41
   Transfer agent fee.............................             13
   Administration fee.............................              8
   Bookkeeping fee................................              2
   Other..........................................             63
                                                         --------
   Total Liabilities..............................                       1,857
                                                                      --------
NET ASSETS........................................                      66,165
                                                                      --------
CLASS A
Net asset value & redemption price per share ($162/10)                $ 16.84(a)
                                                                      --------
Maximum offering price per share ($16.84/0.9425)..                    $ 17.87(b)
                                                                      --------
Class B
Net asset value & offering price per share ($195/12)                  $ 16.82(a)
                                                                      --------
Class C
Net asset value & offering price per share  ($31/2)                   $ 16.81(a)
                                                                      --------
Class S
Net asset value, redemption & offering price per share
   ($65,776/3,907)................................                     $ 16.84
                                                                      --------
Class Z
Net asset value, redemption & offering price per share ($1/(c))        $ 16.84
                                                                      --------
COMPOSITION OF NET ASSETS
Capital paid in...................................                     $44,053
Accumulated net realized gain.....................                       2,681
Net unrealized appreciation.......................                      19,431
                                                                      --------
                                                                       $66,165
                                                                      ========

     (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

     (b)  On sales of $50,000 or more the offering price is reduced.

     (c)  Rounds to less than one.

See notes to financial statements.

Statement of Operations
--------------------------------------------------------------------------------
For the Year Ended September 30, 2000
(in thousands)


INVESTMENT INCOME
Interest..........................................                     $  137
Dividends.........................................                         56
                                                                     --------
                                                                          193
EXPENSES
Management fee....................................            457
Administration fee................................             91
12b-1 Service and Distribution fees...............            (a)
Transfer agent fee................................            149
Bookkeeping fee...................................             25
Trustees' fee.....................................             13
Custodian fee.....................................              4
Audit fee.........................................             20
Legal fee.........................................              2
Registration fee..................................             47
Reports to shareholders...........................              4
Other.............................................             20
                                                         --------
                                                              832
Fees waived by the Advisor........................            (75)        757
                                                         --------    --------
   Net Investment Loss............................                       (564)
                                                                     --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
   Investments....................................         15,237
   Closed futures contracts.......................            (47)
                                                         --------
     Net Realized Gain............................                    15,190
Net change in unrealized appreciation/depreciation
   during the period .............................                     8,847
                                                                    --------
     Net Gain.....................................                    24,037
                                                                    --------
Increase in Net Assets from Operations............                  $ 23,473
                                                                    ========

(a)      Rounds to less than one.




See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
(in thousands)


                                                       YEAR ENDED     YEAR ENDED
                                                     SEPTEMBER 30   SEPTEMBER 30
INCREASE (DECREASE) IN NET ASSETS                          2000(a)          1999
                                                  ------------------------------
OPERATIONS:
Net investment loss...............................        $  (564)     $  (441)
Net realized gain.................................         15,190        2,610
Net change in unrealized appreciation/depreciation          8,847        7,804
                                                         --------     --------
   Net Increase from Operations...................         23,473        9,973
                                                         --------     --------
DISTRIBUTIONS:
From net realized gains - Class A.................            (b)           --
From net realized gains - Class B.................            (b)           --
From net realized gains - Class C.................            (b)           --
From net realized gains - Class S.................         (9,226)          --
From net realized gains - Class Z.................            (b)           --
                                                         --------     --------
                                                           14,247           --
                                                         --------     --------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A................            160           --
Value of distributions reinvested - Class A.......            (b)           --
                                                         --------     --------
                                                              160           --
                                                         --------     --------
Receipts for shares sold - Class B................            194           --
Value of distributions reinvested - Class B.......            (b)           --
                                                         --------     --------
                                                              194           --
                                                         --------     --------
Receipts for shares sold - Class C................             31           --
Value of distributions reinvested - Class C.......            (b)           --
                                                         --------     --------
                                                               31           --
                                                         --------     --------
Receipts for shares sold - Class S................         27,801       12,421
Value of distributions reinvested - Class S.......          8,741           --
Cost of shares repurchased - Class S..............        (29,369)     (28,009)
                                                         --------     --------
                                                            7,173      (15,588)
                                                         --------     --------
Receipts for shares sold - Class Z................              1           --
Value of distributions reinvested - Class Z.......            (b)           --
                                                         --------     --------
                                                                1           --
                                                         --------     --------

   Net Increase from Fund Share Transactions......          7,559      (15,588)
                                                         --------     --------
     Total Increase (Decrease)....................         21,806       (5,615)

NET ASSETS
Beginning of period...............................         44,359       49,974
                                                         --------     --------
End of period (including accumulated net investment loss
   of none and none, respectively)................       $ 66,165     $ 44,359
                                                         ========     ========

     (a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.

     (b)  Rounds to less than one.



See notes to financial statements.

Statement of Changes in Net Assets - cont.
--------------------------------------------------------------------------------



                                                       YEAR ENDED     YEAR ENDED
                                                     SEPTEMBER 30   SEPTEMBER 30
                                                           2000(a)          1999
                                                  ------------------------------
NUMBER OF FUND SHARES
Sold - Class A....................................             10           --
Issued for distributions reinvested - Class A.....            (b)           --
                                                         --------     --------
                                                                           10
                                                         --------     --------
Sold - Class B....................................             12           --
Issued for distributions reinvested - Class B.....            (b)           --
                                                         --------     --------
                                                               12           --
                                                         --------     --------
Sold - Class C....................................              2           --
Issued for distributions reinvested - Class C.....            (b)           --
                                                         --------     --------
                                                                2           --
                                                         --------     --------
Sold - Class S....................................          1,537        1,088
Issued for distributions reinvested - Class S.....            519           --
Repurchased - Class S.............................         (1,695)      (2,344)
                                                         --------     --------
                                                              361       (1,256)
                                                         --------     --------
Sold - Class Z....................................            (b)           --
Issued for distributions reinvested - Class Z.....            (b)           --
                                                         --------     --------
                                                              (b)           --
                                                         --------     --------

     (a) Class A, Class B, Class C and Class Z shares were initially offered on July 31, 2000.

     (b)  Rounds to less than one.


See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2000

NOTE 1. ORGANIZATION
Stein Roe Midcap Growth Fund - Class S and Liberty Midcap Growth Fund -- Class A, Class B, Class C and Class Z (collectively, the Fund) is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund may issue an unlimited number of shares. Effective July 31, 2000, the Fund began offering Class A, Class B, Class C and Class Z shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class S shares are offered continuously at net asset value. Class A, Class B and Class C has its own sales charge and each share class has its own expense structure. Please refer to the Fund's prospectus for more information on Class A, Class B, Class C and Class Z shares. The financial highlights for Class A, Class B, Class C and Class Z are presented in a separate annual report.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
     Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
     Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
     Security transactions are accounted for on the date the securities are purchased, sold or mature.
     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.
DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than 12b-1 service fees, distribution fees and Class A and Class S Transfer Agent fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

     The per share data was calculated using the average shares outstanding during the period.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.
DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.
     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
OTHER
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Fund and receives a monthly fee as follows:

Average net assets    Annual fee rate
--------------           ------------
1st $500 million                0.75%
Next $500 million               0.70%
Over $1 billion                 0.65%


ADMINISTRATIVE FEE
The Advisor also provides accounting and other services for a monthly fee as follows:

Average net assets    Annual fee rate
--------------           ------------
1st $500 million               0.150%
Next $500 million              0.125%
Over $1 billion                0.100%


BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% annually of the Fund's average daily net assets over $50 million.


TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses. For more information on the Transfer Agent fee applicable to Class A, Class B, Class C and Class Z, please refer to the Fund's prospectus.


UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter.
   The Fund has adopted a 12b-1 plan which requires it to pay the

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
Distributor a service fee on Class A, Class B and Class C net assets. The plan also requires the payment of a distribution fee to the Distributor on Class A, Class B and Class C shares, only. The fee structure for the 12b-1 plan is defined in the Class A, Class B and Class C prospectus.
EXPENSE LIMITS
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service
fees,   distribution   fees,   brokerage   commissions,   interest,   taxes  and
extraordinary expenses, if any) exceed 1.25% annually of the Fund's average daily net assets.
OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $142,444,148 and $144,302,837, respectively.
     Unrealized appreciation (depreciation) for the year ended September 30, 2000 based on cost of investments for federal income tax purposes was:

Gross unrealized
   appreciation          $ 21,214,467
Gross unrealized
   depreciation            (1,837,425)
                          -----------
   Net unrealized
     appreciation        $ 19,377,042
                          ===========
OTHER
The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.
The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to each trust and, ultimately, the Fund based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trust and Fund had no borrowings under the agreement.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended September 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc. as a broker. Total commissions paid to Alphatrade during the year were $5,532.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows::


                                                                          PERIOD
                                             YEARS ENDED SEPTEMBER 30      ENDED
                                                                       SEPTEMBER
                                             CLASS S                        30,
                                              2000      1999     1998    1997(a)
                                            --------  -------- --------  -------
NET  ASSET VALUE - BEGINNING OF PERIOD..... $ 12.51   $ 10.41  $ 10.77   $ 10.00
                                            --------  -------- --------  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)....................   (0.16)    (0.10)   (0.07)       --
Net realized and unrealized gain (loss) on
   investments.............................     7.11      2.20   (0.29)     0.77
                                            --------  -------- --------  -------
   Total from investment operations........     6.95      2.10   (0.36)     0.77
                                            --------  -------- --------  -------
DISTRIBUTIONS
   Net realized capital gains..............   (2.62)        --       --       --
                                            --------  -------- --------  -------
NET ASSET VALUE - END OF PERIOD............  $ 16.84   $ 12.51  $ 10.41  $ 10.77
                                            ========  ======== ========  =======
Ratio of net expenses to
   average net assets (c)(d)...............    1.25%   1.25%(f)  1.25%  1.25%(e)
Ratio of net investment loss
   to average net assets (d)(g)............ (0.93)%  (0.97)%(f) (0.64)% 0.02%(e)
Portfolio turnover rate....................     242%     133%       75%    3%(i)
Total return (g)(h)........................   55.83%   20.17%   (3.34)% 7.70%(i)
Net assets, end of period (000's).......... $65,776   $44,359  $49,974   $49,830

     (a)  From commencement of operations on June 30, 1997.

     (b) Per share data was calculated using average shares outstanding during the period.

     (c) If the Fund had paid all of its expenses and there had been no reimbursement by the Advisor, this ratio would have been 1.37% for the year ended September 30, 2000, 1.54% for the year ended September 30, 1999, 1.44% for the year ended September 30, 1998 and 1.74% for the period ended September 30, 1997.

     (d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

     (e)  Annualized.

     (f) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of 11 basis points as a result of expenses accrued in a prior period. The Fund's gross expense ratio disclosed in (c) above reflects the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

     (g)  Computed giving effect to Advisor's expense limitation undertaking.

     (h)  Total return at net asset value assuming all distributions reinvested.

     (i)  Not annualized.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $7,385,940.
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and Class S
        Shareholders of Liberty Midcap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S financial highlights present fairly, in all material respects, the financial position of Liberty Midcap Growth Fund (formerly Stein Roe Midcap Growth Fund)(the "Fund") (a series of Liberty-Stein Roe Funds Investment Trust) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion. The financial highlights of the Fund for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

This page intentionally left blank.

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------

TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Executive Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Executive Vice President and Chief Financial
  Officer, United Airlines
Janet Langford Kelly
Executive Vice President-Corporate Development,
  General Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Secretary

AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund
PricewaterhouseCoopers  LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
Small Cap Tiger Fund
International Fund



                             Stein Roe Mutual Funds
                                 P.O. Box 8900
                             Boston, MA 02205-8900
                     Financial Advisors call: 800-322-0593
                        Shareholders call: 800-338-2550
                                www.steinroe.com

                        Liberty Funds Distributor, Inc.


                                                 S20-02/206D-0900(11/00) 00/2100